EXHIBIT 99.1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by First Franklin Mortgage Loan Trust 2004-FF8 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

100 PPC to Call
LIBOR Flat

----------------------------------------------------------------------------------------
  Period            Date    A2C Interest   A2C Principal    A2C CashFlow     A2C Balance
   Total               ~   14,933,729.28   82,494,000.00   97,427,729.26
----------------------------------------------------------------------------------------
       0      Dec30,2004              --              --              --   82,494,000.00
       1      Jan25,2005      162,054.88              --      162,054.88   82,494,000.00
       2      Feb25,2005      193,219.28              --      193,219.28   82,494,000.00
       3      Mar25,2005      174,520.64              --      174,520.64   82,494,000.00
       4      Apr25,2005      193,219.28              --      193,219.28   82,494,000.00
       5      May25,2005      186,986.40              --      186,986.40   82,494,000.00
       6      Jun25,2005      193,219.28              --      193,219.28   82,494,000.00
       7      Jul25,2005      186,986.40              --      186,986.40   82,494,000.00
       8      Aug25,2005      193,219.28              --      193,219.28   82,494,000.00
       9      Sep25,2005      193,219.28              --      193,219.28   82,494,000.00
      10      Oct25,2005      186,986.40              --      186,986.40   82,494,000.00
      11      Nov25,2005      193,219.28              --      193,219.28   82,494,000.00
      12      Dec25,2005      186,986.40              --      186,986.40   82,494,000.00
      13      Jan25,2006      193,219.28              --      193,219.28   82,494,000.00
      14      Feb25,2006      193,219.28              --      193,219.28   82,494,000.00
      15      Mar25,2006      174,520.64              --      174,520.64   82,494,000.00
      16      Apr25,2006      193,219.28              --      193,219.28   82,494,000.00
      17      May25,2006      186,986.40              --      186,986.40   82,494,000.00
      18      Jun25,2006      193,219.28              --      193,219.28   82,494,000.00
      19      Jul25,2006      186,986.40              --      186,986.40   82,494,000.00
      20      Aug25,2006      193,219.28              --      193,219.28   82,494,000.00
      21      Sep25,2006      193,219.28              --      193,219.28   82,494,000.00
      22      Oct25,2006      186,986.40              --      186,986.40   82,494,000.00
      23      Nov25,2006      193,219.28              --      193,219.28   82,494,000.00
      24      Dec25,2006      186,986.40              --      186,986.40   82,494,000.00
      25      Jan25,2007      193,219.28              --      193,219.28   82,494,000.00
      26      Feb25,2007      193,219.28              --      193,219.28   82,494,000.00
      27      Mar25,2007      174,520.64              --      174,520.64   82,494,000.00
      28      Apr25,2007      193,219.28              --      193,219.28   82,494,000.00
      29      May25,2007      186,986.40              --      186,986.40   82,494,000.00
      30      Jun25,2007      193,219.28              --      193,219.28   82,494,000.00
      31      Jul25,2007      186,986.40              --      186,986.40   82,494,000.00
      32      Aug25,2007      193,219.28              --      193,219.28   82,494,000.00
      33      Sep25,2007      193,219.28              --      193,219.28   82,494,000.00
      34      Oct25,2007      186,986.40              --      186,986.40   82,494,000.00
      35      Nov25,2007      193,219.28              --      193,219.28   82,494,000.00
      36      Dec25,2007      186,986.40              --      186,986.40   82,494,000.00
      37      Jan25,2008      193,219.28              --      193,219.28   82,494,000.00
      38      Feb25,2008      193,219.28              --      193,219.28   82,494,000.00
      39      Mar25,2008      180,753.52              --      180,753.52   82,494,000.00
      40      Apr25,2008      193,219.28              --      193,219.28   82,494,000.00
      41      May25,2008      186,986.40              --      186,986.40   82,494,000.00
      42      Jun25,2008      193,219.28              --      193,219.28   82,494,000.00
      43      Jul25,2008      186,986.40              --      186,986.40   82,494,000.00
      44      Aug25,2008      193,219.28              --      193,219.28   82,494,000.00
      45      Sep25,2008      193,219.28              --      193,219.28   82,494,000.00
      46      Oct25,2008      186,986.40              --      186,986.40   82,494,000.00
      47      Nov25,2008      193,219.28              --      193,219.28   82,494,000.00
      48      Dec25,2008      186,986.40              --      186,986.40   82,494,000.00
      49      Jan25,2009      193,219.28              --      193,219.28   82,494,000.00
      50      Feb25,2009      193,219.28              --      193,219.28   82,494,000.00
      51      Mar25,2009      174,520.64              --      174,520.64   82,494,000.00
      52      Apr25,2009      193,219.28              --      193,219.28   82,494,000.00
      53      May25,2009      186,986.40    1,650,494.86    1,837,481.26   80,843,505.14
      54      Jun25,2009      189,353.45    1,922,129.96    2,111,483.41   78,921,375.18
      55      Jul25,2009      178,888.45    1,876,525.88    2,055,414.33   77,044,849.30
      56      Aug25,2009      180,456.16    1,832,759.68    2,013,215.84   75,212,089.61
      57      Sep25,2009      176,163.43    1,847,280.23    2,023,443.66   73,364,809.38
      58      Oct25,2009      166,293.57    1,802,387.31    1,968,680.88   71,562,422.07
      59      Nov25,2009      167,615.10    1,758,575.70    1,926,190.80   69,803,846.37
      60      Dec25,2009      158,222.05    1,715,819.52    1,874,041.58   68,088,026.85
      61      Jan25,2010      159,477.29    1,674,093.51    1,833,570.80   66,413,933.34
      62      Feb25,2010      155,556.19    1,633,372.99    1,788,929.18   64,780,560.35
      63      Mar25,2010      137,046.87    1,593,633.89    1,730,680.76   63,186,926.46
      64      Apr25,2010      147,997.82    1,554,852.69    1,702,850.52   61,632,073.77
      65      May25,2010      139,699.37    1,517,006.47    1,656,705.84   60,115,067.30
      66      Jun25,2010      140,802.85    1,480,072.81    1,620,875.66   58,634,994.49
      67      Jul25,2010      132,905.99    1,444,029.87    1,576,935.86   57,190,964.62
      68      Aug25,2010      133,953.95    1,408,856.29    1,542,810.24   55,782,108.33
      69      Sep25,2010      130,654.09    1,374,531.25    1,505,185.34   54,407,577.08
      70      Oct25,2010      123,323.84    1,341,034.40    1,464,358.24   53,066,542.68
      71      Nov25,2010      124,293.64    1,308,345.91    1,432,639.54   51,758,196.77
      72      Dec25,2010      117,318.58    1,276,446.38    1,393,764.96   50,481,750.39
      73      Jan25,2011      118,239.48    1,245,316.92    1,363,556.39   49,236,433.48
      74      Feb25,2011      115,322.67    1,214,939.05    1,330,261.72   48,021,494.43
      75      Mar25,2011      101,592.14    1,185,294.75    1,286,886.89   46,836,199.68
      76      Apr25,2011      109,700.79    1,156,366.43    1,266,067.22   45,679,833.25
      77      May25,2011      103,540.96    1,128,136.92    1,231,677.88   44,551,696.33
      78      Jun25,2011      104,349.97    1,100,589.46    1,204,939.43   43,451,106.87
      79      Jul25,2011       98,489.18    1,073,707.68    1,172,196.85   42,377,399.19
      80      Aug25,2011       99,257.29    1,047,475.61    1,146,732.89   41,329,923.58
      81      Sep25,2011       96,803.87    1,021,877.66    1,118,681.52   40,308,045.92
      82      Oct25,2011       91,364.90      996,898.61    1,088,263.52   39,311,147.31
      83      Nov25,2011       92,075.44      972,523.61    1,064,599.06   38,338,623.70
      84      Dec25,2011       86,900.88      948,738.16    1,035,639.04   37,389,885.53
      85      Jan25,2012       87,575.42      925,528.11    1,013,103.53   36,464,357.43
      86      Feb25,2012       85,407.63      902,879.63      988,287.25   35,561,477.80
      87      Mar25,2012       77,919.15      880,779.24      958,698.39   34,680,698.56
      88      Apr25,2012       81,229.90      859,213.78      940,443.68   33,821,484.78
      89      May25,2012       76,662.03      838,170.40      914,832.44   32,983,314.38
      90      Jun25,2012       77,254.25      817,636.56      894,890.81   32,165,677.82
      91      Jul25,2012       72,908.87      797,600.02      870,508.89   31,368,077.80
      92      Aug25,2012       73,471.01      778,048.82      851,519.83   30,590,028.98
      93      Sep25,2012       71,648.65      758,971.30      830,619.95   29,831,057.67
      94      Oct25,2012       67,617.06      740,356.08      807,973.15   29,090,701.59
      95      Nov25,2012       68,136.89   29,090,701.59   29,158,838.48              --
--------------------------------------------------------------------------------
  Period     M1 Interest    M1 Principal     M1 CashFlow      M1 Balance
   Total    5,925,466.26   39,759,000.00   45,684,466.26
--------------------------------------------------------------------------------
       0              --              --              --   39,759,000.00
       1       79,827.24              --       79,827.24   39,759,000.00
       2       95,178.63              --       95,178.63   39,759,000.00
       3       85,967.79              --       85,967.79   39,759,000.00
       4       95,178.63              --       95,178.63   39,759,000.00
       5       92,108.35              --       92,108.35   39,759,000.00
       6       95,178.63              --       95,178.63   39,759,000.00
       7       92,108.35              --       92,108.35   39,759,000.00
       8       95,178.63              --       95,178.63   39,759,000.00
       9       95,178.63              --       95,178.63   39,759,000.00
      10       92,108.35              --       92,108.35   39,759,000.00
      11       95,178.63              --       95,178.63   39,759,000.00
      12       92,108.35              --       92,108.35   39,759,000.00
      13       95,178.63              --       95,178.63   39,759,000.00
      14       95,178.63              --       95,178.63   39,759,000.00
      15       85,967.79              --       85,967.79   39,759,000.00
      16       95,178.63              --       95,178.63   39,759,000.00
      17       92,108.35              --       92,108.35   39,759,000.00
      18       95,178.63              --       95,178.63   39,759,000.00
      19       92,108.35              --       92,108.35   39,759,000.00
      20       95,178.63              --       95,178.63   39,759,000.00
      21       95,178.63              --       95,178.63   39,759,000.00
      22       92,108.35              --       92,108.35   39,759,000.00
      23       95,178.63              --       95,178.63   39,759,000.00
      24       92,108.35              --       92,108.35   39,759,000.00
      25       95,178.63              --       95,178.63   39,759,000.00
      26       95,178.63              --       95,178.63   39,759,000.00
      27       85,967.79              --       85,967.79   39,759,000.00
      28       95,178.63              --       95,178.63   39,759,000.00
      29       92,108.35              --       92,108.35   39,759,000.00
      30       95,178.63              --       95,178.63   39,759,000.00
      31       92,108.35              --       92,108.35   39,759,000.00
      32       95,178.63              --       95,178.63   39,759,000.00
      33       95,178.63              --       95,178.63   39,759,000.00
      34       92,108.35              --       92,108.35   39,759,000.00
      35       95,178.63              --       95,178.63   39,759,000.00
      36       92,108.35              --       92,108.35   39,759,000.00
      37       95,178.63              --       95,178.63   39,759,000.00
      38       95,178.63              --       95,178.63   39,759,000.00
      39       89,038.07              --       89,038.07   39,759,000.00
      40       95,178.63    5,331,197.03    5,426,375.66   34,427,802.97
      41       79,757.74    4,594,467.24    4,674,224.98   29,833,335.73
      42       71,417.69      712,206.53      783,624.22   29,121,129.20
      43       67,463.95      695,284.84      762,748.79   28,425,844.35
      44       68,048.31      678,763.97      746,812.28   27,747,080.38
      45       66,423.43      662,634.44      729,057.86   27,084,445.95
      46       62,745.63      646,886.99      709,632.62   26,437,558.96
      47       63,288.58      631,512.59      694,801.17   25,806,046.36
      48       59,784.01      616,502.43      676,286.44   25,189,543.93
      49       60,300.97      601,847.89      662,148.86   24,587,696.04
      50       58,860.21      587,540.57      646,400.78   24,000,155.48
      51       51,893.67      573,572.24      625,465.91   23,426,583.23
      52       56,080.64      559,934.91      616,015.55   22,866,648.32
      53       52,974.40      546,620.74      599,595.14   22,320,027.58
      54       53,431.67      533,622.09      587,053.76   21,786,405.49
      55       50,471.84      520,931.50      571,403.34   21,265,473.98
      56       50,907.18      508,618.06      559,525.25   20,756,855.92
      57       49,689.61      511,207.84      560,897.45   20,245,648.08
      58       46,902.42      498,784.72      545,687.14   19,746,863.36
      59       47,271.80      486,660.80      533,932.60   19,260,202.56
      60       44,619.47      474,828.91      519,448.38   18,785,373.64
      61       44,970.10      463,282.07      508,252.17   18,322,091.57
      62       43,861.05      452,013.44      495,874.50   17,870,078.13
      63       38,639.08      441,016.37      479,655.45   17,429,061.75
      64       41,723.24      430,284.36      472,007.60   16,998,777.39
      65       39,380.50      419,811.05      459,191.55   16,578,966.34
      66       39,688.20      409,590.25      449,278.46   16,169,376.09
      67       37,459.05      399,615.92      437,074.97   15,769,760.17
      68       37,751.05      389,882.14      427,633.19   15,379,878.03
      69       36,817.72      380,383.16      417,200.87   14,999,494.88
      70       34,748.83      371,113.34      405,862.17   14,628,381.54
      71       35,018.72      362,067.20      397,085.92   14,266,314.34
      72       33,050.29      353,239.38      386,289.67   13,913,074.96
      73       33,306.36      344,624.64      377,930.99   13,568,450.32
      74       32,481.36      336,217.87      368,699.23   13,232,232.45
      75       28,611.03      328,014.09      356,625.12   12,904,218.36
      76       30,891.26      320,008.43      350,899.70   12,584,209.93
      77       29,153.42      312,196.14      341,349.56   12,272,013.79
      78       29,377.84      304,572.59      333,950.43   11,967,441.20
      79       27,724.57      297,133.24      324,857.81   11,670,307.96
      80       27,937.42      289,873.67      317,811.09   11,380,434.29
      81       27,243.50      282,789.58      310,033.08   11,097,644.71
      82       25,709.54      275,876.75      301,586.29   10,821,767.95
      83       25,906.11      269,131.07      295,037.18   10,552,636.88
      84       24,446.94      262,548.54      286,995.48   10,290,088.35
      85       24,633.33      256,125.22      280,758.55   10,033,963.12
      86       24,020.19      249,857.31      273,877.50    9,784,105.81
      87       21,910.96      243,741.07      265,652.03    9,540,364.74
      88       22,838.57      237,772.86      260,611.43    9,302,591.89
      89       21,551.00      231,949.12      253,500.12    9,070,642.77
      90       21,714.11      226,266.38      247,980.49    8,844,376.39
      91       20,489.47      220,721.26      241,210.73    8,623,655.14
      92       20,644.07      215,310.44      235,954.52    8,408,344.69
      93       20,128.64      210,030.71      230,159.36    8,198,313.98
      94       18,992.76      204,878.92      223,871.68    7,993,435.06
      95       19,135.40    7,993,435.06    8,012,570.46              --
--------------------------------------------------------------------------------
  Period     M2 Interest    M2 Principal     M2 CashFlow      M2 Balance
   Total    5,071,448.93   33,547,000.00   38,618,448.93
--------------------------------------------------------------------------------
       0              --              --              --   33,547,000.00
       1       68,566.34              --       68,566.34   33,547,000.00
       2       81,752.18              --       81,752.18   33,547,000.00
       3       73,840.67              --       73,840.67   33,547,000.00
       4       81,752.18              --       81,752.18   33,547,000.00
       5       79,115.01              --       79,115.01   33,547,000.00
       6       81,752.18              --       81,752.18   33,547,000.00
       7       79,115.01              --       79,115.01   33,547,000.00
       8       81,752.18              --       81,752.18   33,547,000.00
       9       81,752.18              --       81,752.18   33,547,000.00
      10       79,115.01              --       79,115.01   33,547,000.00
      11       81,752.18              --       81,752.18   33,547,000.00
      12       79,115.01              --       79,115.01   33,547,000.00
      13       81,752.18              --       81,752.18   33,547,000.00
      14       81,752.18              --       81,752.18   33,547,000.00
      15       73,840.67              --       73,840.67   33,547,000.00
      16       81,752.18              --       81,752.18   33,547,000.00
      17       79,115.01              --       79,115.01   33,547,000.00
      18       81,752.18              --       81,752.18   33,547,000.00
      19       79,115.01              --       79,115.01   33,547,000.00
      20       81,752.18              --       81,752.18   33,547,000.00
      21       81,752.18              --       81,752.18   33,547,000.00
      22       79,115.01              --       79,115.01   33,547,000.00
      23       81,752.18              --       81,752.18   33,547,000.00
      24       79,115.01              --       79,115.01   33,547,000.00
      25       81,752.18              --       81,752.18   33,547,000.00
      26       81,752.18              --       81,752.18   33,547,000.00
      27       73,840.67              --       73,840.67   33,547,000.00
      28       81,752.18              --       81,752.18   33,547,000.00
      29       79,115.01              --       79,115.01   33,547,000.00
      30       81,752.18              --       81,752.18   33,547,000.00
      31       79,115.01              --       79,115.01   33,547,000.00
      32       81,752.18              --       81,752.18   33,547,000.00
      33       81,752.18              --       81,752.18   33,547,000.00
      34       79,115.01              --       79,115.01   33,547,000.00
      35       81,752.18              --       81,752.18   33,547,000.00
      36       79,115.01              --       79,115.01   33,547,000.00
      37       81,752.18              --       81,752.18   33,547,000.00
      38       81,752.18              --       81,752.18   33,547,000.00
      39       76,477.84    4,286,426.03    4,362,903.87   29,260,573.97
      40       71,306.39    3,472,884.41    3,544,190.80   25,787,689.56
      41       60,815.97      615,554.61      676,370.58   25,172,134.95
      42       61,343.09      600,930.42      662,273.51   24,571,204.54
      43       57,947.09      586,652.60      644,599.69   23,984,551.94
      44       58,449.02      572,712.97      631,161.99   23,411,838.97
      45       57,053.35      559,103.54      616,156.89   22,852,735.43
      46       53,894.37      545,816.49      599,710.86   22,306,918.95
      47       54,360.72      532,844.21      587,204.93   21,774,074.73
      48       51,350.53      520,179.26      571,529.78   21,253,895.48
      49       51,794.56      507,814.36      559,608.92   20,746,081.12
      50       50,557.05      495,742.43      546,299.48   20,250,338.69
      51       44,573.25      483,956.54      528,529.79   19,766,382.15
      52       48,169.58      472,449.92      520,619.50   19,293,932.22
      53       45,501.52      461,215.98      506,717.50   18,832,716.25
      54       45,894.28      450,248.25      496,142.54   18,382,467.99
      55       43,351.99      439,540.46      482,892.45   17,942,927.53
      56       43,725.92      429,150.89      472,876.81   17,513,776.64
      57       42,680.10      431,336.03      474,016.13   17,082,440.61
      58       40,286.09      420,853.92      461,140.01   16,661,586.69
      59       40,603.36      410,624.26      451,227.62   16,250,962.43
      60       38,325.19      400,641.00      438,966.19   15,850,321.42
      61       38,626.35      390,898.25      429,524.60   15,459,423.17
      62       37,673.76      381,390.25      419,064.01   15,078,032.92
      63       33,188.43      372,111.38      405,299.80   14,705,921.54
      64       35,837.51      363,056.15      398,893.66   14,342,865.39
      65       33,825.26      354,219.20      388,044.46   13,988,646.19
      66       34,089.55      345,595.32      379,684.87   13,643,050.87
      67       32,174.86      337,179.39      369,354.25   13,305,871.49
      68       32,425.67      328,966.43      361,392.10   12,976,905.06
      69       31,624.00      320,951.58      352,575.57   12,655,953.48
      70       29,846.96      313,130.09      342,977.05   12,342,823.40
      71       30,078.77      305,497.33      335,576.11   12,037,326.06
      72       28,388.03      298,048.78      326,436.81   11,739,277.29
      73       28,607.97      290,780.02      319,387.98   11,448,497.27
      74       27,899.35      283,686.73      311,586.09   11,164,810.54
      75       24,574.99      276,764.72      301,339.71   10,888,045.81
      76       26,533.56      270,009.88      296,543.44   10,618,035.93
      77       25,040.87      263,418.20      288,459.06   10,354,617.73
      78       25,233.63      256,985.75      282,219.38   10,097,631.98
      79       23,813.58      250,708.74      274,522.32    9,846,923.24
      80       23,996.40      244,583.42      268,579.82    9,602,339.82
      81       23,400.37      238,606.15      262,006.52    9,363,733.67
      82       22,082.81      232,773.39      254,856.20    9,130,960.27
      83       22,251.64      227,081.67      249,333.31    8,903,878.60
      84       20,998.31      221,527.60      242,525.91    8,682,351.01
      85       21,158.41      216,107.87      237,266.28    8,466,243.14
      86       20,631.76      210,819.27      231,451.03    8,255,423.87
      87       18,820.07      205,658.63      224,478.71    8,049,765.24
      88       19,616.83      200,622.90      220,239.73    7,849,142.33
      89       18,510.89      195,709.07      214,219.97    7,653,433.26
      90       18,650.99      190,914.21      209,565.20    7,462,519.05
      91       17,599.11      186,235.47      203,834.58    7,276,283.58
      92       17,731.90      181,670.05      199,401.95    7,094,613.53
      93       17,289.18      177,215.23      194,504.41    6,917,398.30
      94       16,313.53      172,868.36      189,181.89    6,744,529.94
      95       16,436.04    6,744,529.94    6,760,965.99              --